Location/Identification

MINFILE Number: 082FNW143

Name(s): HAMPTON (L.4027)

Status:	Past Producer	**Mining Division:**	Slocan
Mining Method	Underground	**Electoral District:**	Nelson-Creston
Regions:	British Columbia	**Forest District:**	Arrow Boundary Forest District
BCGS Map:	082F074		
NTS Map:	082F14W	**UTM Zone:**	11 (NAD 83)
Latitude:	49 47 24 N	**Northing:**	5515336
Longitude:	117 20 04 W	**Easting:**	475927
Elevation:	1675 metres		
Location Accuracy:	Within 500M		

Comments: The Hampton property is located in the headwater area of Springer Creek, 10 kilometres east-northeast of Slocan. Access to the property is from the Slocan highway via the Springer Creek road.

Mineral Occurrence

Commodities: Silver, Lead, Zinc

Minerals

- **Significant:** Galena, Sphalerite, Silver
- **Associated:** Quartz, Calcite
- **Mineralization Age:** Unknown

Deposit

- **Character:** Vein
- **Classification:** Epigenetic, Mesothermal
- **Type:** I05: Polymetallic veins Ag-Pb-Zn+/-Au

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Jurassic-Cretaceous	-----	-----	Nelson Intrusions

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Porphyritic Granite

Geological Setting

Tectonic Belt:	Omineca	**Physiographic Area:**	Selkirk Mountains
Terrane:	Plutonic Rocks		

Inventory

No inventory data

Summary Production

	Metric		Imperial	
Mined:	90	tonnes	99	tons
Milled:	0	tonnes	0	tons

Recovery	Silver	1,513,534 grams	48,661 ounces
	Lead	1,789 kilograms	3,944 pounds
	Zinc	115 kilograms	254 pounds

Capsule Geology

The Hampton property is located at the elevation of about 1675 metres in the headwater area of Springer Creek, 10 kilometres east- northeast of Slocan. Access to the property is from the Slocan highway via the Springer Creek road.

Four main adits explore a mineralized shear zone in porphyritic Nelson granite. The shear zone has a northeasterly strike, dips steeply southeast and varies from 0.3 to a few metres wide. The zone contains streaks and lenses, up to 0.6 metre thick, composed of quartz and some calcite, galena, sphalerite and high grade silver minerals including native silver.

Intermittent production from 1900 to 1940 amounts to a total of 90 tonnes of ore grading 16,817 grams per tonne silver, 2 per cent lead and ancillary zinc.

Bibliography

EMPR AR 1896-54; 1900-830; 1901-1027; 1902-150; 1903-139; 1904-296; 1905-162; 1906-249; 1911-154; 1921-142,170; 1922-203; 1940-26
EMPR BC METAL MM01219
EMPR INDEX 3-199
EMPR P 1989-5
GSC MAP 272A, 1091A
GSC MEM 184, p. 176

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1997/07/22	**Revised By:**	B. Neil Church(BNC)	**Field Check:**	N